Exhibit 10.4
FORM OF AMENDMENT TO SECURITY AGREEMENT
This AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is made and entered into as of November [•], 2023, by and among Velo3D, Inc., a Delaware corporation (the “Pledgor”), each of the Subsidiaries of the Pledgor from time to time party hereto (collectively with the Pledgor, the “Grantors”) and High Trail Investments ON LLC, a Delaware limited liability company, in its capacity as collateral agent for the benefit of the Holders (together with its successors and assigns in such capacity, the “Secured Party”).
RECITALS
Whereas, the Pledgor has issued that certain Senior Secured Convertible Note due 2026 (the “Original Notes”) to the Secured Party pursuant to that certain Securities Purchase Agreement, dated as of August 14, 2023, by and among the Pledgor, the Secured Party and each other party thereto (the “Original Securities Purchase Agreement”) (as the same may be amended from time to time);
Whereas, the Pledgor, the Grantors and the Secured Party entered into that certain Security Agreement (the “Original Security Agreement” and, the Original Security Agreement as amended by this Amendment, the “Security Agreement”), dated as of August 14, 2023;
Whereas, the Pledgor has issued that certain Senior Secured Note due 2026 (the “New Notes”) for which Secured Party is the secured party pursuant to that certain Securities Exchange Agreement, dated as of November 27, 2023, by and among the Pledgor and the investors on the Schedule of Buyers attached thereto (the “Securities Exchange Agreement”) (as the same may be amended from time to time);
Whereas, the Pledgor, Grantors and Secured Party desire to amend the Original Security Agreement to also secure the obligations under the New Notes.
Now, Therefore, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE I
AMENDMENT TO ORIGINAL SECURITY AGREEMENT
1.1.Definitions.
1.1.1.The first recital of the Original Security Agreement is hereby amended and restated as follows:
WHEREAS, the Pledgor entered into (i) that certain Securities Purchase Agreement, dated as of August 14, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Original Securities Purchase Agreement”), with High Trail Investments ON LLC and HB SPV I Master Sub LLC (collectively, the “Initial Holder”) and each other party thereto, and (ii) that certain Securities Exchange Agreement, dated as of November 27, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Exchange Agreement”, and together with the Original Securities Purchase Agreement, the “Securities Purchase Agreement”), pursuant to which, among other things, the Pledgor will issue, and the Initial Holder will purchase, subject to the terms set forth therein, the Notes (as defined below);

|US-DOCS\146403958.12||

1.1.2.The definition of “Notes” in Section 1 of the Original Security Agreement is hereby amended and restated as follows:
    “Notes” means the Notes (as defined in the Original Securities Purchase Agreement) and the Exchange Notes (as defined in the Securities Exchange Agreement).
1.1.3.Each reference to “this Agreement” in the Original Security Agreement, or words of like import, shall mean and refer to the Security Agreement as affected hereby.
1.2.Reaffirmation. Each of the Grantors each hereby agrees that: (a) all terms and conditions contained in the Security Agreement, including the granting of the security interests contained therein, shall continue in full force and effect, (b) the Security Agreement continues to be the valid and binding obligation of the Grantors, enforceable in accordance with its terms, and (c) that notwithstanding the execution and delivery of this Amendment, the obligations of such Grantor under the Security Agreement are not impaired or affected.
ARTICLE II
MISCELLANEOUS
2.1.     Captions. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment. Except as otherwise indicated, all references in this Amendment to “Sections” are intended to refer to the Sections or Articles of the Note, as applicable.
2.2.     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
2.3.    No Other Amendment. Except for the matters expressly set forth in this Amendment, all other terms of the Original Security Agreement are hereby ratified and shall remain unchanged and in full force and effect.
2.4.    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.
2.5.    Electronic and Facsimile Signatures. Any signature page delivered electronically or by facsimile (including without limitation transmission by .pdf) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to the other party if so requested.
[Signature Pages Follow]

|US-DOCS\146403958.12||

The parties hereto have executed this Amendment to Security Agreement as of the date first written above.
PLEDGOR:

VELO3D, INC:

By:
Name:
Title:

Notice Address:

[ ]
Attn: [_________________]
[ ]

GRANTORS:

VELO3D US, INC.

By:

Name:
Title:

Notice Address:

[ ]
Attn: [ ]
[_______________________]

[Signature Page to Amendment to Security Agreement]

SECURED PARTY:

HIGH TRAIL INVESTMENTS ON LLC

By:
    Name:
    Title: Authorized Signatory

Notice Address:

[Signature Page to Amendment to Security Agreement]